UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 11, 2017

Cohu, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On July 11, 2017, Cohu, Inc. (the “Company”) issued a press release regarding its announcement of certain preliminary unaudited financial results for the second quarter ended June 24, 2017. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

In addition to financial results determined in accordance with generally accepted accounting principles (“GAAP”), this press release refers to forward-looking non-GAAP guidance for gross margin and operating expenses. Company non-GAAP financial measures exclude stock compensation expense, amortization of acquired intangible assets, manufacturing transition and severance costs, and Kita acquisition and related inventory step-up costs. The use of non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A full GAAP to non-GAAP reconciliation will be provided as part of the Company’s second quarter 2017 earnings release, on July 27, 2017.

Item 7.01 Regulation FD Disclosure.

As previously announced, the Company will be hosting and presenting at its Corporate Access Day to be held July 13, 2017, in Santa Clara, California. The event will include a slide presentation, which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

Interested investors, analysts and the general public are also invited to access the Company’s slide presentation via our website at www.cohu.com. The presentation will be webcast and can be accessed during or after the event at http://ir.cohu.com/. The information contained on our website is not part of this Form 8-K and is not incorporated by reference into this Form 8-K.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, and the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

The exhibits listed below are being furnished with this Current Report on Form 8-K.

(d) Exhibits

Exhibit No. - 99.1

Description – Press Release, dated July 11, 2017, of Cohu, Inc.

Exhibit No. 99.2

Description – Investor Presentation of Cohu, Inc., dated July 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

July 11, 2017	By:	/s/ Jeffrey D. Jones

Name: Jeffrey D. Jones
Title: VP Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated July 11, 2017, of Cohu, Inc.

99.2	Investor Presentation of Cohu, Inc., dated July 11, 2017.